SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 15, 2015

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1479 North Clinton Avenue, Bay Shore, NY 11706
Address of principal executive offices

Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2015, Scott Glassman resigned as the Chief Accounting Officer of Air Industries Group (the “Company”), and Jim Sartori was appointed as his successor.

Mr. Sartori, age 45, joined the Company in September 2014. From May 2008 until August 2014, Mr. Sartori was employed as Controller of Triumph Structures – Long Island, a subsidiary of Triumph Group, Inc., a manufacturer of structural and dynamic parts and assemblies for commercial and military aerospace programs. Mr. Sartori received a Bachelor of Science in Business Administration in 1992 from Boston University with a concentration in Accounting.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2015

AIR INDUSTRIES GROUP

By:	/s/ Daniel Godin
Daniel Godin
President and Chief Executive Officer